Exhibit T3A.2.59

[SEAL]

ARTICLES OF INCORPORATION

OF

RITE AID OF NORTH CAROLINA, INC.

The undersigned natural person of the age of eighteen years or more does make and acknowledge these Articles of Incorporation for the purpose of forming a business corporation under and by virtue of the laws of the State of North Carolina:

I.

The name of the corporation is Rite Aid of North Carolina, Inc.

II.

The period of duration of the corporation is perpetual.

III.

The purposes for which the corporation is organized are:

a.	To engage in the business of operating retail and wholesale stores, including the sale of prescription and non-prescription drug products, cosmetics, notions, novelties, sundries, magazines, books, news- papers, electronic equipment, food products, toys and athletic equipment, and all other products and goods of any kind or description.

b.	To engage in any other lawful activity, including, but not limited to, constructing, manufacturing, raising or otherwise producing, and repairing, servicing, storing or otherwise caring for any type of structure, commodity or livestock whatsoever; processing, selling, brokering, factoring, distributing, lending, borrowing or investing in any type of property, whether real or personal, tangible or intangible; extracting and processing natural resources; transporting freight or passengers by land, sea or air; collecting and disseminating information or advertisement through any medium whatsoever; performing personal services of any nature; and entering into or serving in any type of management, investigative, advisory, promotional, protective, insurance, guarantyship, suretyship, fiduciary or representative capacity or relationship for any persons or corporations whatsoever.

IV.

The corporation shall have the authority to issue Ten Thousand (10,000) shares with a par value of Ten Dollars ($10.00) per share.

V.

The minimum amount of consideration to be received by the corporation for its shares before it shall commence business is One Thousand Dollars ($1,000.00) in cash or property of equivalent value.

VI.

The address of the initial registered office of the corporation in the State of North Carolina is 110 Commerce Place, Greensboro, Guilford County, North Carolina; and the name of the initial registered agent at such address is Robert D. Douglas, III.

VII.

The number of directors constituting the initial Board of Directors shall be three (3); and the names and addresses of the persons who are to serve as directors until the first meeting of shareholders, or until their successors be elected and qualified are:

Alex Grass	110 Commerce Place, Greensboro,
North Carolina
Lewis Lehrman	110 Commerce Place, Greensboro,
North Carolina
David Somner	110 Commerce Place, Greensboro,
North Carolina

VIII.

The name and address of the incorporator is Robert D. Douglas, III, 110 Commerce Place, Greensboro, North Carolina.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 6 day of July, 1972.

/s/ Robert D. Douglas, III
Robert D. Douglas, III

STATE OF NORTH CAROLINA

COUNTRY OF GUILFORD

I, Joan D. Pendergrass, a Notary Public, do hereby certify that ROBERT D. DOUGLAS, III, personally appeared before me this 6th day of July, 1972, and acknowledged the due execution of the foregoing Articles of Incorporation.

WITNESS my hand and notarial seal/stamp this 6th day of July, 1972.

JOAN D. PENDERGRASS NOTARY PUBLIC GUILFORD COUNTY, N. C. Commission Expires March 1, 1976
/s/ Joan D. Pendergrass
Notary Public

My Commission Expires:	3-1-76

NORTH CAROLINA Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF MERGER

OF

RITE AID OF NORTH CAROLINA, INC.

the original of which was filed in this office on the 4th day of March, 1975.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 10th day of December, 2018.

/s/ Elaine F. Marshall
Secretary of State

Certification# 103576693-1 Reference# 14887904- Page: 1 of 5 Verify this certificate online at http://www.sosnc.gov/verification

ARTICLES OF MERGER

“PLAN OF MERGER approved by resolution adopted on February 26, 1975 by the Board of Directors of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc., corporations of the State of North Carolina, and by the Board of Directors of Rite Aid of North Carolina, Inc., a corporation of the State of North Carolina

Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc., which are wholly-owned subsidiaries of Rite Aid of North Carolina, Inc., shall be merged into said Rite Aid of North Carolina, Inc., which shall be the surviving corporation.

Rite Aid of North Carolina, Inc. will retain its present name after the merger herein provided for, and no change in its articles of incorporation will be effected under said merger.

The issued shares of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc. shall be cancelled upon the effective date of the merger, and no cash or shares or other securities or obligations will be distributed or issued upon said cancellation of the issued shares of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc. Each issued share of Rite Aid of North Carolina, Inc. shall continue to represent an issued share of said surviving corporation.

In the event that Rite Aid of North Carolina, Inc., in its capacity as the owner of all of the outstanding shares of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc., shall approve the merger herein provided for, the Board of Directors, the President or a Vice-President, the Secretary or an Assistant Secretary, and any other proper officers of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc. and of Rite Aid of North Carolina, Inc., respectively, are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file and record any and all instruments, papers and documents which shall be or become necessary, proper or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.”

Articles of Merger of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc. into Rite Aid of North Carolina, Inc.

Pursuant to the provisions of the Business Corporation Act of the State of North Carolina, the following articles of merger are executed on the date hereinafter set forth:

FIRST:   Annexed hereto is a copy of the Plan of Merger approved by resolution of the Boards of Directors of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc., approved by resolution of the Board of Directors of Rite Aid of North Carolina, Inc., and approved by the sole shareholder of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc.

SECOND:    Rite Aid of North Carolina, Inc. was the owner of all of the outstanding shares of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc., at the time of the approval of the aforesaid Plan of Merger by the directors of both corporations.

THIRD:    The articles of incorporation or bylaws of Rite Aid of North Carolina, Inc. do not require the approval of its shareholders to merge its wholly owned subsidiary corporation into Rite Aid of North Carolina, Inc.

FOURTH:    No shares of Rite Aid of North Carolina, Inc. will be issued, and no changes in its articles of incorporation will be effected by reason of the merger provided for in the aforesaid Plan of Merger.

FIFTH:    Rite Aid of North Carolina, Inc., in its separate capacity as the sole owner of all of the outstanding shares of Rite Aid of Winston-Salem, Inc. and Franklin Drug Stores, Inc., all of which are of 1 class and consist of 500 shares in number, has approved the aforesaid Plan of Merger by a consent in writing representing all of said outstanding shares.

Executed on February 27, 1975.
RITE AID OF WINSTON-SALEM, INC. (1)
	By	/s/ Franklin C. Brown
Vice-President

	By	/s/ Joseph A. Klein
Secretary

FRANKLIN DRUG STORES, INC.
(2)

	By	/s/ Franklin C. Brown
Vice-President

	By	/s/ Joseph A. Klein
Secretary

RITE AID OF NORTH CAROLINA, INC. (3)

	By	/s/ Franklin C. Brown
Vice-President

	By	/s/ Joseph A. Klein
Secretary

STATE OF New York	)
	)	SS. :
COUNTY OF New York	)

I, the undersigned, a Notary Public in and for the State and County aforesaid, do hereby certify that on February 27, 1975, personally appeared before me Franklin C. Brown and Joseph A. Klein, who stated and declared under oath that he, Franklin C. Brown, is the Vice-President of Rite Aid of Winston-Salem, Inc., one of the corporations named in and executing the annexed Articles of Merger, and that he, Joseph A. Klein, is the Secretary of said corporation; that he, Franklin C. Brown, as said Vice-President, and he, Joseph A. Klein, as said Secretary were authorized to sign and did sign the annexed Articles of Merger; and that the statements relating to said corporation contained therein are true.

/s/ Franklin C. Brown
Vice-President

/s/ Joseph A. Klein
Secretary

Sworn to before me on February 27, 1975.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:

(Notarial Seal)

[SEAL]

STATE OF New York	)
	)	SS. :
COUNTY OF New York	)

I, the undersigned, a Notary Public in and for the State and County aforesaid, do hereby certify that on February 27, 1975, personally appeared before me Franklin C. Brown and Joseph A. Klein, who stated and declared under oath that he, Franklin C. Brown, is the Vice-President of Franklin Drug Stores, Inc., one of the corporations named in and executing the annexed Articles of Merger, and that he, Joseph A. Klein, is the Secretary of said corporation; that he, Franklin C. Brown, as said Vice-President, and he, Joseph A. Klein, as said Secretary were authorized to sign and did sign the annexed Articles of Merger; and that the statements relating to said corporation contained therein are true.

/s/ Franklin C. Brown
Vice-President

/s/ Joseph A. Klein
Secretary

Sworn to before me on February 27, 1975.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:

(Notarial Seal)

[SEAL]

STATE OF New York	)
	)	SS. :
COUNTY OF New York	)

I, the undersigned, a Notary Public in and for the State and County aforesaid, do hereby certify that on February 27, 1975, personally appeared before me Franklin C. Brown and Joseph A. Klein, who stated and declared under oath that he, Franklin C. Brown, is the Vice-President of Rite Aid of North Carolina, Inc., one of the corporations named in and executing the annexed Articles of Merger, and that he, Joseph A. Klein, is the Secretary of said corporation; that he, Franklin C. Brown, as said Vice-President, and he, Joseph A. Klein, as said Secretary were authorized to sign and did sign the annexed Articles of Merger; and that the statements relating to said corporation contained therein are true.

/s/ Franklin C. Brown
Vice-President

/s/ Joseph A. Klein
Secretary

Sworn to before me on February 27, 1975.

/s/ [ILLEGIBLE]
Notary Public

My Commission Expires:

(Notarial Seal)

[SEAL]

NORTH CAROLINA Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF MERGER

OF

RITE AID OF NORTH CAROLINA, INC.

the original of which was filed in this office on the 2nd day of October, 1984.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 10th day of December, 2018.

/s/ Elaine F. Marshall
Secretary of State

Certification# 103576694-1 Reference# 14887904- Page: 1 of 21 Verify this certificate online at http://www.sosnc.gov/verification

[SEAL]

ARTICLES OF MERGER

OF

MANN DRUG COMPANY
MANN’S SELF SERVICE DRUG STORE, INC.
MANN’S SUBURBAN DRUG STORE, INC.
MANN’S DRUG STORE OF LEAKSVILLE, INC.
MANN’S WATAUGA DRUG STORE, INC.
MANN’S CATAWBA DRUG STORE, INC.
MANN’S DRUG STORE OF LAURINBURG, INC.
MANN’S DRUG STORE OF LENOIR, INC.
MANN’S OF LEXINGTON, INC.
MANN’S DRUG STORE OF LUMBERTON, INC.
MANN’S DRUG STORE OF ROCKINGHAM, INC.
MANN’S SOUTH SIDE DRUG STORE, INCORPORATED
MANN’S DRUG STORE OF REIDSVILLE, INC.
MANN’S DRUG STORE OF SANFORD, INC.
MANN’S KENDALE DRUG STORE OF SANFORD, INC.
MANN’S FAIRFIELD PLAZA DRUG STORE, INC.
MANN’S WESTCHESTER DRUG STORE, INC.
MANN’S DRUG STORE OF JAMESTOWN, INC.
MANN’S DRUG STORE OF MOORE COUNTY, INC.
MANN’S DRUG STORE OF ASHEBORO, NORTH CAROLINA
MANN’S ASHEBORO SUBURBAN DRUG CO.
MANN’S EAST SIDE DRUG STORE, INC.
MANN’S OF THOMASVILLE, INCORPORATED
MANN’S THOMASVILLE SELF-SERVICE DRUG STORE, INC.

INTO

RITE AID OF NORTH CAROLINA, INC.

* * * * * *

Pursuant to the provisions of Section 55-108.1 of the General Statutes of North Carolina, the undersigned domestic and foreign corporations adopt the following Articles of Merger for the purpose of Merging them into one of such corporations:

FIRST: The names of the undersigned corporations and the States under the laws of which they are respectively organized are:

Name of Corporation	State

MANN DRUG COMPANY	North Carolina
MANN’S SELF SERVICE DRUG STORE, INC.	North Carolina
MANN’S SUBURBAN DRUG STORE, INC.	North Carolina
MANN’S DRUG STORE OF LEAKSVILLE, INC.	North Carolina
MANN’S WATAUGA DRUG STORE, INC.	North Carolina
MANN’S CATAWBA DRUG STORE, INC.	North Carolina
MANN’S DRUG STORE OF LAURINBURG, INC.	North Carolina
MANN’S DRUG STORE OF LENOIR, INC.	North Carolina

MANN’S OF LEXINGTON, INC.	North Carolina
MANN’S DRUG STORE OF LUMBERTON, INC.	North Carolina
MANN’S DRUG STORE OF ROCKINGHAM, INC.	North Carolina
MANN’S SOUTH SIDE DRUG STORE, INCORPORATED	North Carolina
MANN’S DRUG STORE OF REIDSVILLE, INC.	North Carolina
MANN’S DRUG STORE OF SANFORD, INC.	North Carolina
MANN’S KENDALE DRUG STORE OF SANFORD, INC.	North Carolina
MANN’S FAIRFIELD PLAZA DRUG STORE, INC.	North Carolina
MANN’S WESTCHESTER DRUG STORE, INC.	North Carolina
MANN’S DRUG STORE OF JAMESTOWN, INC.	North Carolina
MANN’S DRUG STORE OF MOORE COUNTY, INC.	North Carolina
MANN’S DRUG STORE OF ASHEBORO, NORTH CAROLINA	North Carolina
MANN’S ASHEBORO SUBURBAN DRUG CO.	North Carolina
MANN’S EAST SIDE DRUG STORE, INC.	North Carolina
MANN’S OF THOMASVILLE, INCORPORATED	North Carolina
MANN’S THOMASVILLE SELF-SERVICE DRUG STORE, INC.	North Carolina

SECOND: The name of the surviving corporation is RITE AID OF NORTH CAROLINA, INC., and it is to be governed by the laws of the State of North Carolina.

THIRD: RITE AID OF NORTH CAROLINA, INC. owns all of the outstanding shares of the following North Carolina corporation hereafter referred to as “Subsidiary Corporations.”.

FOURTH: The following Plan of Merger was duly adopted by the majority of the board of directors of the undersigned domestic corporation in the manner prescribed by the General Statutes of North Carolina:

1. That said corporations have agreed that the Subsidiary Corporations merge into RITE AID OF NORTH CAROLINA, INC. the surviving corporation.

2. That said corporations have complied with the conditions of Section 55-108.1 of the General Statutes of North Carolina and that no approval by shareholders of the surviving corporation is required.

3. That the terms of the merger and the manner of carrying the same into effect are in conformity with the provisions of Section 55-108.1 of the General Statutes of North Carolina and are as follow, to wit:

a.) The constituent corporations shall become a single corporation and RITE AID OF NORTH CAROLINA, INC. shall be the surviving corporation.

b.) Articles of Incorporation, as amended, of RITE AID OF NORTH CAROLINA, INC. in effect immediately prior to the merger shall continue to be the Articles of the surviving corporation.

c.) The by-laws of RITE AID OF NORTH CAROLINA, INC. in effect immediately prior to the merger shall continue to be the by-laws of the surviving corporation.

d.) All shares of RITE AID OF NORTH CAROLINA, INC. now issued and outstanding shall remain issued and outstanding and all shares of the “Subsidiary Corporations” now issued and outstanding shall be cancelled.

e.) RITE AID OF NORTH CAROLINA, INC. shall possess all the rights, privileges, immunities, powers, franchises and authority, as well of a public as of a private nature, of each of said constituent corporations and property of every description and every interest therein and all obligations of the “Subsidiary Corporations” shall thereafter be taken and deemed to be transferred to and vested in RITE AID OF NORTH CAROLINA, INC. in complete liquidation and redemption of all the issued and outstanding stock of the “Subsidiary Corporations.”

FIFTH: The effective date for all tax and accounting purposes of the certificate of merger shall be on the 13th day of April    , 1982 at (    .M).

Date March 8th, 1983.

RITE AID OF NORTH CAROLINA, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN DRUG COMPANY

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S SELF SERVICE DRUG STORE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S SUBURBAN DRUG STORE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF LEAKSVILLE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S WATAUGA DRUG STORE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S CATAWBA DRUG STORE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF LAURINBURG, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF LENOIR, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S OF LEXINGTON, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF LUMBERTON, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF ROCKINGHAM, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S SOUTH SIDE DRUG STORE, INCORPORATED

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF REIDSVILLE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF SANFORD, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S KENDALE DRUG STORE OF SANFORD, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S FAIRFIELD PLAZA DRUG STORE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S WESTCHESTER DRUG STORE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF JAMESTOWN, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF MOORE COUNTY, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S DRUG STORE OF ASHEBORO, NORTH CAROLINA

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S EAST SIDE DRUG STORE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S OF THOMASVILLE, INCORPORATED

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

MANN’S THOMASVILLE SELF-SERVICE DRUG STORE, INC.

	By	/s/ Franklin C. Brown
Franklin C. Brown, Sr. Vice President

[SEAL]	And	/s/ Charles J. Slane
Charles J. Slane, Secretary

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public
Shiremanstown, Cumberland Co., Pa.
My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public
Shiremanstown, Cumberland Co., Pa.
My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J Slane
Charles J Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the Secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that, the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that, the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that, the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that, the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986

STATE OF PENNSYLVANIA

COUNTY OF CUMBERLAND

Franklin C. Brown, being the Sr. Vice President, and Charles J. Slane, being the secretary of the above named corporation each being duly sworn, deposes and says that the facts stated in the foregoing “Articles of Merger” are true and correct.

/s/ Franklin C. Brown
Franklin C. Brown

/s/ Charles J. Slane
Charles J. Slane

Sworn to and subscribed before me this 8th day of March, A.D., 1983.

NOTARIAL SEAL	/s/ Stuart M. Becker
Notary Public

STUART M. BECKER, Notary Public Shiremanstown, Cumberland Co., Pa. My Commission Expires Oct. 18, 1986